Exhibit 99.5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION OF MARS

References to the “Company,” “Mars,”“us,” “our” or “we” refer to Mars Acquisition Corp. The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes included herein.

Overview

We are a blank check company incorporated in the Cayman Islands on April 23, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Results of Operations and Known Trends or Future Events

We have neither engaged in any operations nor generated any revenues to date. Our only activities since inception have been organizational activities and those necessary to prepare for the IPO, and activities related to identifying ScanTech as the target for the Business Combination. Since our IPO, we have not generated any operating revenues and do not intend to until after completion of the Business Combination, except for the non-operating income in the form of interest income on cash and cash equivalents held in the Trust Account.

We incurred expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as expenses as we conducted due diligence on prospective business combination candidates, including ScanTech.

We expect to incur additional costs in the pursuit of the Business Combination. We cannot assure you that our plans to raise capital or to complete the Business Combination will be successful.

For the three months period ended June 30, 2024, we incurred expenses in the amount of $322,770.

Liquidity, Capital Resources, Going Concern

Our Registration Statement for the IPO was declared effective on February 13, 2023. On February 16, 2023, we consummated the IPO of 6,900,000 Units, including 900,000 additional Units issued pursuant to the full exercise by the underwriter of its over-allotment option, generating gross proceeds of $69,000,000.

Simultaneously with the consummation of the IPO and the sale of the Units, Mars consummated the Private Placement of 391,000 Units, each Private Placement Unit consisting of one Ordinary Share and one Right, to our Sponsor, Mars Capital Holding Corporation, a British Virgin Islands business company with limited liability, at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,910,000.

Following the closing of the IPO on February 16, 2023, an amount of $70,380,000 ($10.20 per Unit) from the net proceeds of the sale of the Units in the IPO and the Private Placement was placed in the Trust Account. The funds held in the Trust Account may be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the us, until the earlier of: (i) the completion of a Business Combination or (ii) the distribution of the Trust Account.

On January 30, 2024, the Company held the Shareholder Meeting to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association to remove the net tangible asset requirement so that Mars need not have net tangible assets of at least $5,000,001 to consummate a business combination, and without depositing additional funds into the Trust Account, to extend for the first time, the date by which the Company has to consummate a business combination from February 16, 2024 to November 16, 2024 for a total of an additional nine months, unless the closing of a business combination shall have occurred prior thereto. If Mars cannot complete the Business Combination by November 16, 2024, we will need to extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of up to 27 months to complete a Business Combination). In connection with the Shareholder Meeting and subsequent redemptions, a total of 107 Public Shareholders elected to redeem an aggregate of 4,818,568 Public Shares. Following the redemptions, Mars had $22,296,189.61 left in its Trust Account. As of June 30,2024, there is approximately $22,836,871 in cash held in the Trust Account. We may need to obtain additional financing if we become obligated to redeem a significant number of our public shares upon another extension or the completion of the Business Combination, in which case we may issue additional securities or incur debt in connection with the extension or the Business Combination. If we are unable to complete the extension or the Business Combination because we do not have sufficient funds available to us, we may be forced to cease operations and liquidate the Trust Account. In addition, following the Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account, to complete the Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete the Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of ScanTech, make other acquisitions and pursue our growth strategies.

On March 31, 2024, Mars received $200,000 through non-interest bearing loans from affiliates of the Sponsor, in order to fund working capital. If we complete the Business Combination, such loaned amounts will either be repaid or converted into up to 24,000 shares of Pubco Common Stock.

On April 30, 2024, Mars received $145,000 through non-interest bearing loans from affiliates of the Sponsor, in order to fund working capital. If we complete the Business Combination, such loaned amounts will either be repaid or converted into up to 17,400 shares of Pubco Common Stock.

For the three-month period ended June 30, 2024, we incurred expenses in the amount of $322,770.

Other than as described above, the terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek additional loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

There is no assurance that our plans to consummate the Business Combination will be successful within the Combination Period. As a result, there is substantial doubt about Mars’ ability to continue as a going concern within one year after the date that the financial statements are issued or are available to be issued.

Off-Balance Sheet Financing Arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of June 30, 2024. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off- balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities.

Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combination targets. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In addition, in order to finance transaction costs in connection with an intended business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete the Business Combination, we would repay such loaned amounts. In the event that the Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

Our Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Mars Memorandum and Articles of Association (i) to modify the substance or timing of Mars’ obligation to allow redemption in connection with the our initial Business Combination or to redeem 100% of the Public Shares if we do not complete a Business Combination within the Combination Period or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless we provide the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.

Our Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if we fail to complete the Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if we fail to complete the Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the public offering price per Unit ($10.20).

The holders of the Founder Shares, Private Placement Units and Units that may be issued upon conversion of Working Capital Loans (and any shares of Ordinary Shares issuable upon the exercise of the Private Placement Right) will be entitled to registration rights pursuant to a registration rights agreement to signed prior to or on the effective date of the IPO requiring us to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. We will bear the expenses incurred in connection with the filing of any such registration statements.

On September 4, 2023, the Company entered into forward purchase agreements (“FPA”) with RiverNorth SPAC Arbitrage Fund, L.P. (“RiverNorth”) and other parties. Pursuant to these agreements, RiverNorth will be reimbursed from the funds held in the Trust Account for the purchase of Ordinary Shares.

On March 31, 2024, and on April 30, 2024, Sponsor and its affiliates loaned Mars an aggregate of $345,000 for working capital purposes and entered Notes that are non-interest bearing and payable upon the consummation of the Business Combination. If we complete the Business Combination, such loaned amounts will either be repaid or converted into up to 41,400 shares of Pubco Common Stock. In the event that the Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment.

In connection with the initial extension meeting held on January 30, 2024, the Company and the Sponsor entered into non-redemption agreements (the “Non-Redemption Agreements”) on substantially the same terms with several unaffiliated third parties who are also Mars’ existing shareholders (the “Investors”), pursuant to which such Investors agreed not to redeem an aggregate of 1,813,380 ordinary shares of the Company in connection with the initial extension meeting. In exchange for the foregoing commitments not to redeem such ordinary shares of the Company, Mars and the Sponsor will agree to cause Pubco to issue to Investors an aggregate of 362,676 common stock of Pubco following the consummation of the initial business combination.

Critical Accounting Estimates

The preparation of the unaudited financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and income and expenses during the periods reported. Although actual results could materially differ from those estimates, such estimates are developed based on the best information available to management and management’s best judgments at the time.

Our significant accounting policies are described in Note 2 to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023. For the three and nine months ended June 30, 2024 we have identified the following critical accounting policies:

Forward Purchase Agreement Liabilities

The Company accounts for forward purchase agreements as liability-classified instruments based on an assessment of the forward purchase agreement’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) The assessment considers whether the forward purchase agreement is a freestanding financial instrument pursuant to ASC 480 and meets the definition of a liability pursuant to ASC 480. This assessment, which requires the use of professional judgment, is conducted at the time of forward purchase agreement issuance and as of each subsequent quarterly period end date while the forward purchase agreement is outstanding.

Convertible Promissory Note — Sponsor Working Capital Loan

The Company accounts for the convertible promissory notes under ASC 815, Derivatives and Hedging (“ASC 815”). Under 815-15-25, the election can be made at the inception of a financial instrument to account for the instrument under the fair value option under ASC 825. The Company has made such election for the convertible promissory note. Using the fair value option, the convertible promissory note is required to be recorded at its initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the note are recognized as non-cash gains or losses in the statements of operations.

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